Summary Prospectus Supplement

September 29, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2017 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus dated May 1, 2017

Global Quality Portfolio

Effective September 30, 2017, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	August 2013
Christian Derold	Managing Director of MSIM Company	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Dirk Hoffmann-Becking	Executive Director of MSIM Limited	January 2015
Nic Sochovsky	Executive Director of MSIM Limited	December 2015
Marcus Watson	Vice President of MSIM Limited	August 2013
Alex Gabriele	Vice President of MSIM Limited	September 2017
Richard Perrott	Vice President of MSIM Limited	September 2017

Please retain this supplement for future reference.

  IFIPMGQSUMPROSPT 9/17